UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2012
MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2003-1 CBT)
(Exact name of registrant as specified in its charter)
Delaware 001-16443 13-4026700
(State or other jurisdiction of
incorporation)
(Commission File Number) (IRS Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (212) 761-2520
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

The Schedule of Payments on Corporate Bond Tracers Units was amended on June 8, 2012.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

(Exhibit No. Description)
99.1 Schedule A, Ammended Schedule of Payment on Corporate Bond Tracers Units
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
U.S. Bank National Association as successor-in-interest to Bank of
America, National Association as successor by merger to LaSalle Bank
National Association, in its capacity as Trustee Under the Trust
Agreement on behalf of MS Structured Asset Corp., Registrant
Date: June 8, 2012 By: /s/ Thais Hayum
Name: Thais Hayum
Title: Vice President